EXHIBIT 10.02

                        AMENDED AND RESTATED LICENSE AGREEMENT

     This Amended and Restated License Agreement (this "License") is made as of August 7, 1998 (the "Effective Date") between Radius Inc., a California corporation, maintaining its principal place of business at 460 East Middlefield Road, Mountain View, CA 94043 ("Radius"), and Korea Data Systems (America), a California corporation, maintaining its principal place of business at 12300 Edison Way, Garden Grove, CA 92841("KDS"). This License replaces and supersedes in its entirety a License Agreement dated June 5, 1998 between the parties (and related guaranties).

1. Relationship. Radius and KDS recently concluded the negotiation of the transfer of various Radius brand names and trademarks and related intellectual property for use in connection with KDS' computer monitor business (the "Transfer"). Pending the Closing (as defined in the Asset Purchase Agreement of even date) of the Transfer, or in the event such Agreement does not close for any reason, Radius will license the use of the trademarks identified on Exhibit A to this License (the "Trademarks") and the "PressView IP" (as defined on Exhibit B) to KDS on the terms and conditions set forth below. During the term of this License, Radius will continue to use the Trademarks and PressView IP and reserves all rights to such and related goodwill; however, Radius shall not use, directly or indirectly, the Trademarks with computer monitors and "graphics adapters" (which for purposes of this License, include flat panel displays) with limited exceptions described in Section 2. The parties are independent contractors. KDS will comply with all reasonable criteria and policies developed and modified by Radius from time to time in connection with the use of its trademarks by licensees generally. Neither party will issue press releases referring to the other or disclose the terms or existence of this License, without the other's prior written approval, except as may be required by law.

2. License Grant. During the term of this License (or longer, subject to the last sentence in Section 6) and subject to Radius' rights below, Radius grants KDS (a) all of Radius' rights to use the Trademarks worldwide on an exclusive basis solely for purposes of manufacturing, marketing, advertising, selling and servicing computer monitors and graphics adapters manufactured by or for KDS, and (b) all of Radius' rights to use the Trademarks and PressView IP worldwide on a non exclusive basis solely for purposes of manufacturing, marketing, advertising, selling and servicing computer hardware manufactured by or for KDS other than digital video hardware; all provided that such monitors, graphics adapters and computer hardware are of a quality acceptable to Radius and KDS remains in good standing under this Agreement Subject to the last sentence of Section 6, this License is nontransferable, nonsublicensable and subject to early termination as set forth in Section 6 below. Radius reserves all rights and benefits associated with the Trademarks and PressView IP and the use of same, including the right to use and license the Trademarks and the PressView IP; however, Radius will not use or authorize others to use the Trademarks during the term of this Agreement in connection with the distribution, manufacturing, marketing, advertising, selling and servicing of computer monitors and graphics adapters, except: (a) in connection with the distribution of existing inventories of Radius branded monitors (whether held by Radius or third parties), (b) in connection with the service and support of previously sold Radius and Supermac monitors and graphics adapters, and (c) as previously authorized to its Japanese and European master distributors by existing agreements or applicable law. (The parties acknowledge that third parties may continue

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to distribute, refurbish and resell previously sold monitors and graphics adapters, subject to Radius' trademark rights.) KDS will not at any time during or after this License do anything that may adversely affect the validity or enforceability of or contribute to the infringement of the Trademarks. During the term of this License (and thereafter, if the license becomes perpetual as set forth in the last sentence to Section 6), Radius will use commercially reasonable efforts to (i) maintain the effectiveness of its trademark registrations in all countries where the Trademarks are currently registered and in good standing as well as (ii) defend the Trademarks from infringement by third parties. If KDS desires trademark registration protection beyond what Radius considers reasonable or in any other country during the term or desires more assertive trademark enforcement against third parties, then Radius will reasonably cooperate in such efforts after notice from KDS and at KDS' expense, provided that such registrations and actions will be in Radius' name unless Radius elects otherwise.

3. Payment. In consideration of the license rights conferred above, KDS has paid Radius $1,000,000 and tenders a note to Radius in the amount of $5,200,000 in the form attached hereto (the "Note"). The Note is secured in the form of the Security Agreement attached and is guarantied by Korea Data Sytems Co., Ltd. and Korea Data Systems (USA), Inc. in the form attached (the "Guaranties"), all duly executed and delivered to Radius in connection with this License.

4. Miscellaneous. KDS may not refer to itself as an authorized Radius Reseller or agent and is not authorized to use other Radius trademarks or intellectual property pursuant to this License. KDS will not make any representation, warranty or guarantee on behalf of Radius. KDS must disclaim warranties and limit liability for Radius with respect to Radius branded monitors and graphics adapters sold by or for KDS to the same extent that KDS disclaims its own warranties and limits its own liability on other KDS monitors and graphics adapters, and in any event, KDS must at least disclaim all indirect, punitive, special and consequential damages. KDS will have the exclusive responsibility to support purchasers of Radius branded monitors and graphics adapters sold by or through KDS which utilize any of the Trademarks or the PressView IP. KDS shall not refer its customers, distributors or resellers to Radius for support. Each party acknowledges that it will have access to certain information and materials concerning the other party's business, plans, customers, technology and products that are confidential and of substantial value to the other party, which value will be impaired if such information and materials were disclosed to third parties. Each party further agrees that it will not use such information (except in performance of this License), or disclose such information to third parties, and that it will not obtain any rights in such information except as specified in this License. Each party will also take every reasonable precaution to protect the confidentiality of such information, including but not limited to executing confidentiality agreements in form and substance satisfactory to the other party. KDS will indemnify, defend and hold Radius (including its officers, directors, shareholders, employees, distributors and agents) harmless from all loss, liability, expense (including reasonable attorneys' and experts' charges) and claims ("Losses") occasioned by KDS' use of the Trademarks and PressView IP or any breach by KDS of this Agreement, except to the extent such Losses are caused by Radius' intentional misconduct or gross negligence and except to the extent such Losses are caused by the Trademarks or PressView IP's infringement or violation of the rights of any third parties.

5. Limitations. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF

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MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE
LICENSE, EXCEPT THAT (I) EACH PARTY HAS AUTHORITY TO ENTER INTO THIS LICENSE AND (II) TO EACH PARTY'S KNOWLEDGE ENTRY INTO THIS LICENSE DOES NOT VIOLATE ANY DOCUMENT OR ORDER AND IS NOT SUBJECT TO LITIGATION. RADIUS' LIABILITY UNDER THIS AGREEMENT, WHETHER RESULTING FROM STATUTE, TORT, STRICT LIABILITY, BREACH OF CONTRACT OR OTHER FORM OF ACTION, SHALL BE LIMITED TO THE ACTUAL AMOUNTS PAID BY KDS UNDER THIS LICENSE AND SHALL IN NO EVENT INCLUDE INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF RADIUS IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES. SIMILARLY, KDS' LIABILITY TO RADIUS HEREUNDER SHALL BE LIMITED TO THE PAYMENTS DUE PLUS ANY LIABILITY UNDER INDEMNIFICATION PROVISIONS OF SECTION 4 ABOVE.

6. Term. The term of this License will expire on any date the Transfer is closed and the final three monthly Note payments are prepaid to Radius. (The Note, Security Agreement and Guaranties will survive such termination, however.) Prior to such time, either party may terminate this License prior to its expiration if the other party fails to perform any material obligation under this License and such failure continues unremedied for thirty business days after written notice, in which event, KDS' right to use the Trademarks and PressView IP shall immediately cease. NEITHER PARTY SHALL BE LIABLE TO THE OTHER AS A RESULT OF THE EXPIRATION OR TERMINATION OF THIS LICENSE PURSUANT TO ITS TERMS, INCLUDING FOR ANY SUMS EXPENDED, DAMAGES SUFFERED OR LIABILITIES INCURRED BY EITHER IN THE CONDUCTING OR PROMOTING OF THEIR BUSINESS, OR FOR LOST PROFITS OR CONSEQUENTIAL DAMAGES OF ANY KIND. KDS' obligations to pay Radius all amounts due under this License will survive the expiration and any termination of this License except termination by Radius without cause, along with the provisions of Sections 4, 5 and 7. In the event there is no Transfer and KDS remains in good standing under this License, then after the Note has been timely paid in full the license rights conferred in Section 2 above will become fully paid up (subject to all previously accrued obligations having been paid), perpetual, irrevocable, transferable (after notice to Radius) and sublicensable (after notice to Radius).

7. General. This License is not assignable by either party without the prior written consent of the other party, which shall not be unreasonably withheld, except in connection with a merger or disposition of substantially all of the assignor's related assets or business. Any other attempted assignment will be null and void. These provisions shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. All notices and demands hereunder shall be in writing and shall be served by personal service or by first class certified or registered mail, or by any return receipt express courier to the address indicated on the signature page of this License, or to any other address of the receiving party designated by written notice. The parties acknowledge that breaches of this License
warrant equitable or injunctive relief in addition to other remedies.    This
License constitutes the entire agreement between the parties pertaining to its subject matter and supersedes any prior or contemporaneous written or oral agreements between the parties. The parties acknowledge that they are not entering into this License on the basis of any representations not expressly made in this License. Any modifications of this License must be in writing and signed by both parties. The waiver by one party of any default of the other party shall not waive subsequent defaults of the same or different kind. This License shall become binding only after it has been signed jointly by Radius and KDS. This License will be governed by and construed in accordance with the laws of the United States and the State of California as applied to agreements entered into and to be performed entirely within California between California residents. The parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Northern District of California and the Superior Court of the State of California for the County of Santa Clara in any litigation arising out of or related to this License. THE PARTIES EXPRESSLY WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY SUCH LITIGATION. The parties and their respective counsel have negotiated this License. Therefore, this License will be interpreted without any strict construction in favor of or against either party. In the event any provision of this License is determined to be invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions will remain effective. In such event, the parties agree to negotiate in good faith to substitute a valid and enforceable provision that preserves the intent and economic effect of the original provision. If the parties cannot agree on such a substitute provision, the court will establish a provision that is enforceable that follows the parties expressed intent and economic effect of the unenforceable clause as closely as possible. This License may be executed in two counterparts by original or facsimile signature, each of which when so executed shall be deemed an original, and both of which together shall constitute one instrument. Use of the word "including" is inclusive, as if "without limitation" followed each instance.

The parties execute this License on the dates specified below.

RADIUS INC.                             Korea Data Systems (America), Inc.

Signature and Date:                     Signature and Date:

-----------------------------------     --------------------------------------


Name and Title:                         Name and Title:
               --------------------                     ----------------------

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

                                PROMISSORY NOTE

Amount: $5,200,000.00         August 7, 1998      Mountain View, California


     FOR VALUE RECEIVED, the undersigned "Maker" promises to pay to Radius Inc., or order (the "Holder"), at Mountain View, California, or at such place as the Holder of this Note may from time to time designate, the principal sum of five million two hundred thousand and no hundredths dollars ($5,200,000.00), without offset or deduction in fourteen monthly installments of principal of $350,000.00 each on beginning on the date of this Note and continuing on the first business day of each month thereafter until October 1, 1999, on which date a final payment of $300,000 principal shall be made
 .(all unless "accelerated" as set forth below). No interest will be due on timely payments of principal; however, interest on delinquent or accelerated principal will accrue at the monthly rate of one percent per month or any lower legal maximum. This Note may be prepaid at any time without penalty. No notice of payment due or made is required.

     In the event that Maker fails to timely pay any sum due under this Note after five days' notice from Holder, a late charge of the lesser of $10,000 or five percent of the delinquent amount will become immediately due and payable in addition to such sum and Holder can elect on ten days' notice to Maker to accelerate the entire outstanding balance due. In the latter event, the entire indebtedness must be paid to Holder within fifteen days after Holder sends its notice of acceleration election to Maker and will accrue interest thereafter at the rate set forth above. Maker also promises to pay Holder's costs of collection and reasonable attorneys' charges if Holder seeks legal redress to recover the amount due under this Note.

     This Note is governed by California law and forum and is intended to be negotiable or assignable at Holder's election.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date written above.

Maker: Korea Data Systems (America), Inc.
By John Hui, President

---------------------------------------           -------------------------
Please sign                                       Date

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


                                 SECURITY AGREEMENT

     This Security Agreement (the "AGREEMENT") is made and entered into as of August 7, 1998 by Korea Data Systems (America), Inc., a California corporation ("DEBTOR"), in favor of Radius Inc., a California corporation (the "SECURED PARTY").

                                      RECITALS

     A. Secured Party has or will extend credit to Debtor in the amount of $5.2 million (the "TOTAL PRINCIPAL") under the terms of a certain Amended and Restated License Agreement, Asset Purchase Agreement and Promissory Note of even date executed by Debtor in favor of the Secured Party (collectively, the "Transfer Agreement"); and

     B. Secured Party desires to obtain, and Debtor desires to give, security for the full and punctual performance of the obligations created by the Transfer Agreement and any substitutions or extensions thereof and any expenses, fees or costs associated therewith (the "OBLIGATIONS"), all as more fully set forth below;

     NOW, THEREFORE, in consideration of the extension of credit by Secured Party and the covenants and agreements set forth in the Transfer Agreement and this Agreement, the parties agree as follows:

     1. SECURITY AGREEMENT. To secure performance of the Obligations and Debtor's obligations hereunder, Debtor hereby grants Secured Party a security interest in the rights and property set forth on EXHIBIT A hereto (the "COLLATERAL") with the security interest in the Collateral being senior to all other security interest holders.

          1.1 COVENANTS. The security interest created in this Section 1 is given to secure all of the Obligations and the obligations of Debtor hereunder. While such security interest is in existence, Debtor will: (a) promptly pay, when due, all taxes and assessments levied or assessed against the Collateral, or any part thereof, or for its use or operation and (b) notify Secured Party when requested from time to time of the physical location of such Collateral if tangible. The physical location of any tangible collateral is currently at the address of Debtor set forth below.

          1.2 DEFAULT. In the event of default under the Transfer Agreement or this Agreement:

                 1.2.1 Secured Party may exercise any or all of its rights and remedies under California law, and any other applicable laws, and may elect to offset, against any payment due from Secured Party to Debtor, the whole or any part of any indebtedness of Debtor to the Secured Party.

                 1.2.2 While Debtor is in default, Debtor will: (a) deliver to Secured Party from time to time, as requested by such Secured Party, current lists of Collateral; (b) not dispose of Collateral except on terms approved by Secured Party or in the ordinary course of Debtor's business; and (c) assemble and deliver all Collateral to a designated representative of Secured Party at a reasonably convenient place designated by Secured Party. Debtor hereby consents to the entry of Secured Party (or a Secured Party agent) following reasonable notice on Debtor's business premises, between the hours of 8:00 a.m. and 5:00 p.m. on Monday through Friday, in order to enforce the Secured Party's rights or remedies set forth herein or given to Secured Party by law or in equity, all of which shall be cumulative.

                 1.2.3 If required by law, Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral, or any part thereof, or of the time after which any private sale or any intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is delivered in accordance with Section 3.6 below at least thirty (30) calendar days before the time of such intended sale or other disposition. Upon such sale and to the extent permitted by law, Secured Party may bid for and purchase all or any portion of the Collateral to the extent and for purchase price agreed to by Secured Party may bid on its sole behalf therefor. On compliance with the terms of sale, Secured Party may hold, retain, possess and dispose of such Collateral in its own absolute right, without further accountability. Debtor agrees to reimburse Secured

6

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Party, upon demand, for any and all costs (including, by way of example, reasonable attorneys' fees and expenses) incurred or paid by Secured Party in exercising its rights or remedies or protecting its interests under this Agreement.

          1.3 PERFECTION IN GENERAL. Debtor agrees to execute and deliver all financing statements, PTO cover sheets, UCC-1s or other documents, or procure any document reasonably deemed necessary by Secured Party to perfect the security interest granted in this Section 1 and to confer a security interest senior to all other security interests in the Purchased Assets portion of the Collateral. The current form of UCC-1 is attached as Exhibit
B. The current form of PTO cover sheet is attached as Exhibit C. Upon performance of all of Debtor's obligations under and secured hereby, Secured Party agrees to execute and deliver such documents as may be reasonably requested by Debtor in order to release the Collateral from the security interest granted herein.

     2. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor hereby represents, warrants and agrees as follows:

          2.1 LITIGATION. Debtor is neither a party to, nor, except as disclosed in the Transfer Agreement, has it any notice or knowledge of, any pending or threatened action, suit, proceeding or investigation involving it, at law or in equity or otherwise, in, before or by a court or any governmental board, commission, agency, department or officer, in which an adverse determination would have a material adverse effect on the assets or financial condition of Debtor or the Collateral described herein.

          2.2 NO RESTRICTION OR TRANSACTION. Debtor is not subject to any charter provision, bylaw, indenture, mortgage, lien, lease agreement, instrument, law, rule, regulation, order, judgment or decree or any other restriction which would interfere with the consummation of the transaction contemplated by this Agreement. This Agreement is a valid and enforceable obligation of Debtor, enforceable in accordance with its terms.

          2.3 COLLATERAL. Debtor has good and marketable title to the Collateral subject to no material mortgage, lien, pledge, claim, charge or encumbrance, security interest or other defect in title, excluding those which may have existed prior to the effective date of the Transfer Agreement arising by or through Secured Party. Subject to such security interests and to Secured Party's security interest in the Collateral, Debtor is, and will remain while any Obligation is outstanding, the sole owner of the Collateral with full right to transfer or encumber same without obtaining the consent or approval of any other person or entity, except as disclosed in the Transfer Agreement. Debtor hereby agrees, without the prior written consent of Secured Party, other than in the ordinary course of business and other than in a sale and leaseback transaction, not to sell, lend or transfer ownership of a substantial portion of the Collateral while the Obligations, or any part thereof, are outstanding.

     3.   GENERAL PROVISIONS.

          3.1 AMENDMENT AND WAIVER. No failure or delay by Secured Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or of any other right, power or privilege. No waiver shall be deemed to be made by Secured Party of any of its rights under this Agreement unless the same shall be in writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Secured Party or the obligations of Debtor to Secured Party in any other respect at any other time. This Agreement may not be altered or amended except by an agreement in writing signed by Debtor and Secured Party.

          3.2 ASSIGNMENT. This Agreement shall be binding upon Debtor, its representatives, successors and assigns and shall inure to the benefit of Secured Party, its heirs, representatives, successors and assigns, except that Debtor shall not voluntarily assign any or all of its obligations hereunder. This Agreement shall continue in full force and be binding upon Debtor, and its successors notwithstanding the merger, liquidation or dissolution of Debtor.

          3.3 SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be adjusted, if possible, to the extent necessary in order to achieve the intent of the parties or shall be stricken from this Agreement if adjustment is not possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable.

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

          3.4 ENTIRE AGREEMENT. This Agreement (in connection with the Transfer Agreement) contains the entire agreement of the parties and supersedes any and all prior negotiations, correspondence, understandings and agreements between the parties regarding the subject matter hereof.

          3.5 NOTICES. Any demand or other notice required or permitted to be given to a party hereunder shall be deemed duly given or delivered if personally delivered or if sent by certified mail, postage prepaid, addressed to the receiving party at its address set forth under its signature or to such other address as the receiving party shall duly notice the sending party in writing (which demand or notice shall be effective on deposit in the United States mail, if delivery is by mail, and on receipt, if personally delivered).

          3.6.   TIME.  Time is of the essence of this Agreement.

          3.7 GOVERNING LAW AND FORUM. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California. Debtor, by its execution of this Agreement, hereby irrevocably submits to the personal jurisdiction of the state courts of the State of California and of the United States District Court for the Northern District of California that are located in Santa Clara County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement.

          3.8 COUNTERPARTS. This Agreement may be entered into in any number of counterparts, each of which will be deemed an original and all of which, taken together, will constitute one and the same Agreement.

          3.9 ATTORNEYS' CHARGES. Debtor agrees to pay all reasonable attorneys' fees, court costs and all other costs and expenses which may be incurred by Secured Party in the enforcement of this Security Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by persons duly authorized by or on behalf of the parties as of the date first above written.

DEBTOR:

KOREA DATA SYSTEMS (AMERICA), Inc.

By:
   ----------------------------------
Its:
     --------------------------------

     Address:

SECURED PARTY:

RADIUS INC.

By:
   ----------------------------------
Its:
     --------------------------------

Address:

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

                                      EXHIBIT A

                                      COLLATERAL

This Financing Statement covers:

     (a) the license under the Amended and Restated License Agreement dated August 7, 1998, the Purchased Assets and the Buyer's License (as defined in the Transfer Agreement) and all Intellectual Property Rights therein (as defined in the Transfer Agreement);

     (b) All proceeds and products of any and all of the foregoing collateral and, to the extent not otherwise included, all payments under insurance or in connection with any indemnity, warranty or guaranty payable by reason of loss or damage to, or otherwise with respect to, any of the foregoing collateral.

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

                                      EXHIBIT B

                                 ATTACH INITIAL UCC-1

                                      EXHIBIT C

                            ATTACH INITIAL PTO COVER SHEET

                                       GUARANTY

     This Guaranty is made and given as of August 7, 1998 by
[Korea Data Systems Co., Ltd. or Korea Data Systems (USA), Inc.] with a place of business at _______________________________________
______________________________________________________________________________
 ("GUARANTOR") in favor of Radius Inc., a California corporation ("SELLER").

                                   R E C I T A L S

     A. Guarantor is affiliated with Korean Data Services (America), Inc. ("BUYER").

     B. Guarantor desires to induce Seller to extend credit to Buyer under a certain Amended and Restated License Agreement and Asset Purchase Agreement (and related agreements and instruments including a promissory note and security agreement) dated of even date herewith between Seller and Buyer (collectively, the "TRANFER AGREEMENT") by providing Seller with this Guaranty. It is a condition precedent, and a material inducement, to the extension of credit by Seller to Buyer under the Transfer Agreement that Guarantor makes and provides this Guaranty to Seller. Guarantor will benefit significantly as a result of such extension of credit.

     NOW, THEREFORE, as a material inducement to Seller to enter into the Transfer Agreement, and in consideration of loans made or to be made by Seller under the Transfer Agreement, and for other good and valuable consideration, Guarantor hereby agrees with Seller as follows:

          1. MEANINGS OF CAPITALIZED TERMS. Unless they are otherwise expressly defined herein, each capitalized term used in this Guaranty will have the same meaning given to such term in the Transfer Agreement.

          2. GUARANTY. As a material inducement and consideration for Seller to enter into the Transfer Agreement and to extend credit to Buyer under the Transfer Agreement, which Seller is unwilling to do without Guarantor's agreements and guaranty hereunder, Guarantor hereby guarantees and promises to pay Seller, or order, on demand, in lawful money of the United States of America, any and all Indebtedness (as defined below) of Buyer to Seller when such Indebtedness is due. The liability of Guarantor under this Guaranty is exclusive and independent of any security for or other guarantee of the Indebtedness of Buyer, whether executed by Guarantor or any other party, and the liability of Guarantor under this Guaranty shall not be affected or impaired by (a) any Indebtedness exceeding Guarantor's liability;
(b) any other continuing or other guaranty, or undertaking or liability of Guarantor or of any other party as to any Indebtedness of Buyer; (c) any payment on or in reduction of any other guaranty or undertaking; or (d) any payment made on the Indebtedness which Seller repays to Buyer pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding, and Guarantor hereby waives any right to the deferral or modification of Guarantor's obligations hereunder by virtue of any such proceeding.

          3. INDEBTEDNESS DEFINED. The word "INDEBTEDNESS" as used herein means any and all debts, obligations, or liabilities of Buyer to Seller under the Transfer Agreement executed and delivered by Buyer thereunder (including but not limited to principal, accrued interest and attorneys' fees) whether or not recovery of such Indebtedness may now be or may hereafter become barred by any statute of limitations, or whether such Indebtedness may now be or may hereafter otherwise become unenforceable against, or uncollectible from, Buyer for any reason, including but not limited to Buyer's bankruptcy or insolvency, other principles of equity or usury laws.

          4. SEPARATE AND INDEPENDENT OBLIGATIONS; CERTAIN WAIVERS. The obligations of Guarantor under this Guaranty are separate and independent of the obligations of Buyer under the Transfer Agreement and a separate action or actions may be brought and prosecuted against Guarantor, whether or not any action is brought against Buyer or whether Buyer be joined in any such action or actions; and Guarantor hereby waives the benefit of any statute of limitations affecting its liability under this Guaranty or the enforcement of this Guaranty, to the maximum extent permitted by law. Any part payment by Buyer or other circumstances which operate to toll any statute of limitations as to Buyer will operate to toll the statute of limitations as to Guarantor. Guarantor further agrees that recourse may be had under this Guaranty against any and all property and property interests owned by Guarantor, whether legally or beneficially, including but not limited to any property which is such Guarantor's separate property and any property in which such Guarantor has a community property interest, to satisfy such Guarantor's obligations under this Guaranty.

          5. AUTHORIZATION. Guarantor authorizes Seller, without notice or demand or any further or additional consent of Guarantor, and without affecting Guarantor's liability hereunder, to at any time and/or from time to time: (a) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change or modify the terms of, any Indebtedness or any part thereof ; and (b) apply the collateral and direct the order or manner of sale thereof as Seller in its discretion may determine, and Guarantor agrees that no such renewal, extension, acceleration, or other change, or any such application or non-application of collateral shall relieve Guarantor of any of Guarantor's obligations or liabilities hereunder. Seller may, without notice to Seller, assign this Guaranty in whole or in part and any rights in related collateral.

          6. WAIVERS OF GUARANTOR. Guarantor expressly waives any right to require Seller to: (a) proceed against Buyer, or to proceed against Buyer prior to proceeding against Guarantor under this Guaranty or otherwise; (b) proceed against any other party or guarantor; (c) protect, preserve or perfect any of Seller's rights in or to, or to proceed against, or exercise any rights or remedies of a secured creditor with respect to, or to exhaust, any collateral, security, mortgage, deed of trust, security interest or lien held by Seller in any assets or properties of Buyer; or (c) pursue any other right or remedy in Seller's power whatsoever with respect to the Indebtedness or any part thereof. Seller may, at its election, exercise or refrain from exercising any right or remedy it may have against Buyer or any security interest in Buyer's assets (including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale), without thereby affecting or impairing in any way Guarantor's liability hereunder, except to the extent that Buyer has reduced the amount of the Indebtedness. In addition, Guarantor hereby also waives: (a) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of such Guarantor against Buyer or any such security; (b) any defense arising by reason of any disability or other defense of Buyer or by reason of the cessation from any cause whatsoever of the liability of Buyer to Seller; and (c) all presentments, demands for performance, notices of nonperformance, protests, notice of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Indebtedness.

          7. GUARANTOR'S UNDERSTANDING. Guarantor warrants and agrees that each of the authorizations and waivers set forth in Sections 5 and 6 above are made with Guarantor's full knowledge and understanding of their significance and consequences, and that under the circumstances, such authorizations and waivers are reasonable and not contrary to public policy or law. If any of said authorizations or waivers are determined to be contrary to any applicable law or public policy, such authorizations and waivers will nevertheless be effective to the fullest extent permitted by law or public policy.

          8. SUBROGATION. Until all Indebtedness shall have been paid in full, Guarantor will have no right of subrogation to any right of Seller against Buyer, and Guarantor waives any right to enforce any remedy which Seller now has or may hereafter have against Buyer, and waives any benefit of, and any right to participate in, any security now or hereinafter held by Seller.

          9. INFORMATION. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Buyer and of all other circumstances bearing upon the risk of nonpayment of the Indebtedness and agrees that Seller will have no duty to advise Guarantor of any information regarding such condition or any such circumstances.

          10. SUBORDINATION. In the event of any default by Buyer under the Transfer Agreement or other failure to pay any sum when due, then any debt or obligation of Buyer now or hereafter held by Guarantor is hereby

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

fully subordinated in right of payment to the repayment of the Indebtedness and any such debt or obligation of Buyer to Guarantor will, if Seller so requests, be collected, enforced and received by Guarantor as trustee for Seller and be paid over to Seller on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

          11. JURISDICTION; VENUE. Guarantor, by its execution of this Guaranty, hereby irrevocably submits to the personal jurisdiction of the state courts of the State of California and of the United States District Court for the Northern District of California that are located in Santa Clara County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Guaranty.

          12. AMENDMENT; WAIVER. No amendment or modification of this Guaranty may be made unless it is set forth in writing and signed by both Guarantor and Seller. No waiver of any right of Seller under this Guaranty will be effective unless expressly set forth in a writing signed by Seller. No course of dealing between the parties will operate as a waiver of Seller's rights under this Guaranty. A waiver by Seller on any one occasion will not be construed as a bar to or waiver by Seller of any right or remedy on any future occasion.

          13. ATTORNEYS' FEES. Guarantor agrees to pay all reasonable attorneys' fees, court costs and all other costs and expenses which may be incurred by Seller in the enforcement of this Guaranty.

          14. SUCCESSORS AND ASSIGNS. The provisions of this Guaranty will inure to the benefit of, and be binding on, each party's respective heirs, successors and assigns; EXCEPT THAT Guarantor may not assign or delegate any of its rights or obligations under this Guaranty without Seller's prior written consent.

          15. SEVERABILITY. The invalidity or unenforceability of any term or provision of this Guaranty will not affect the validity or enforceability of any other term or provision hereof. The headings in this Guaranty are for convenience of reference only and will not alter or otherwise affect the meaning of this Guaranty.

          16. EXECUTION IN COUNTERPARTS. This Guaranty may be executed in any number of counterparts, which together will constitute one instrument.

          17. GOVERNING LAW. This Guaranty will be governed by and construed in accordance with the laws of the State of California.

          18. ENTIRE AGREEMENT. This Guaranty will constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings or agreements regarding such subject matter.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Guaranty effective as of the date first above written.

Accepted by:


"SELLER"                           "GUARANTOR"


Name:                              Name:
     -------------------------          ----------------------------

By:                                By:
   ---------------------------         ------------------------------

Title:                             Title:
       --------------------------         ----------------------------

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